Exhibit 10.2

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is made as of this 10th day of January, 2020 by and between Tofutti Brands Inc., a Delaware corporation, having a place of business at 50 Jackson Drive, Cranford, New Jersey 07016 (“Grantor”) and David Mintz (“Secured Party”), having a place of business at 50 Jackson Drive, Cranford, New Jersey 07016.

WHEREAS, the Grantor has executed and delivered to Secured Party a Secured Promissory Note (the “Note”) dated as of the date hereof;

WHEREAS, the Grantor has agreed to secure the Note as further set forth herein;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. All capitalized terms used herein or in any certificate, report or other document delivered pursuant hereto shall has the meanings assigned to them below or as defined in the Note or in the Uniform Commercial Code as adopted in the State of New Jersey (the “NJ Code”).

Section 2. Grant. To secure the payment and performance of the Note, Grantor hereby assigns and pledges to the Secured Party a continuing security interest in and to the following Collateral (the “Collateral”), and each item thereof, whether now owned or now due, or in which the Grantor has an interest, or hereafter acquired, arising, or to become due, or in which Grantor or either of them obtain an interest:

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all Fixtures;

(vi) all General Intangibles;

(vii) all Goods and all Accessions thereto, and Goods with which the Goods are commingled;

(viii) all Instruments;

(ix) all Inventory;

(x) all Investment Property;

(xi) all Money, cash or cash equivalents;

(xii) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;

(xiii) all Deposit Accounts with any bank or other financial institution;

(xiv) all Commercial Tort Claims;

(xv) all intellectual property;

(xvi) all personal property not otherwise described above; and

(xvii) all books and records pertaining to the Collateral.

together with all proceeds (including but not limited to insurance proceeds), products and accessions, and any cash or property received in exchange therefor, or to which Grantor is or may become entitled to receive on account of the Collateral.

Section 3. Representations, Warranties and Covenants. Grantor makes the following representations and warranties, and agrees to the following covenants, each of which representations, warranties and covenants shall be continuing and in force as long as this Agreement is in effect:

(a) The name and address of the Grantor set forth on the first page hereof is the true and correct legal name and address of such Grantor as set forth in the Grantor’s organizational documents.

(b) The Grantor is the lawful owner of the Collateral free and clear of all security interests, liens and encumbrances and claims of others.

(c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, corporate or otherwise of Grantor.

(d) This Agreement, together with the filing of Uniform Commercial Code financing statements in the appropriate offices or the execution of appropriate account control agreements, as the case may be, creates a valid and continuing first lien on and perfected security interest in the Collateral, prior to all other liens or encumbrances, and is enforceable as such against creditors of the Grantor to the extent provided by the NJ Code and applicable law.

(e) The Grantor will not sell, grant, assign or transfer any interest in, or permit to exist any liens or encumbrances on, any of the Collateral other than in favor of the Secured Party; provided, however, that the Grantor may sell, transfer, or otherwise dispose of any of the Collateral in the ordinary course of its business. The Grantor shall defend its title to and the Secured Party’s interest in the Collateral against all claims (other than claims that in the judgment of the Grantor are not material to the value of the Collateral taken as a whole) and take any action necessary to remove any liens and defend the right, title and interest of the Secured Party in and to any of the Grantor’s rights in the Collateral.

(f) Upon the written request of the Secured Party, and at the sole expense of the Grantor, the Grantor will promptly execute and deliver such further instruments and documents and take such further actions as the Secured Party may reasonably deem necessary to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement under the NJ Code covering the Collateral. The Grantor authorizes the Secured Party to file any such financing statement with regard to the Collateral without the signature of the Grantor to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory Note or other instrument, such Note or instrument shall be promptly delivered to the Secured Party, duly endorsed in a manner reasonably satisfactory to it.

Section 4. Notices and Reports Pertaining to Collateral. The Grantor will, with respect to the Collateral:

(a) promptly furnish to the Secured Party, from time to time upon request, reports in form and detail reasonably satisfactory to the Secured Party; and

(b) promptly notify the Secured Party upon obtaining knowledge of any lien or encumbrance asserted against the Collateral, including any attachment, levy, execution or other legal process levied against any of the Collateral, and of any information received by the Grantor relating to the Collateral that would reasonably be expected to materially adversely affect the value of the Collateral taken as a whole or the rights and remedies of the Secured Party with respect thereto.

Section 5. Set-off Rights. Regardless of the adequacy of any Collateral or any other means of obtaining repayment of the Note, the Secured Party may at any time and from time to time during the continuation of an Event of Default, without notice to the Grantor (any such notice being expressly waived by the Grantor) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) and other sums credited by or due from the Secured Party to Grantor or subject to withdrawal by Grantor and any other property and securities at any time in the possession or control of the Secured Party against any sums due to Secured Party by Grantor, whether or not the Secured Party shall has made any demand therefor and although such sums may be contingent or unmatured.

Section 6. Defaults. An event of default (“Event of Default”) shall exist hereunder if any of the following shall occur:

(a) any representation or statement made by Grantor in the Note or any other document delivered to the Secured Party in connection with this Agreement or the Indebtedness, or in any financial statement or other information provided to the Secured Party pursuant hereto or thereto proving to have been false or misleading when made;

(b) any default by the Grantor under any provision of the Note;

(c) failure of the Grantor to deliver any financial information regarding the Grantor or any of the Grantor’s properties or operations which is requested at any time by the Secured Party;

(d) any Transfer (as defined in the Note), or any disposition by the Grantor of any material part of the Grantor’s assets, or the suspension, dissolution or liquidation of any material aspect of the business conducted by the Grantor;

(e) the occurrence of any event or circumstance which, under any agreement or evidence of indebtedness relating to any obligation of the Grantor for borrowed money other than this Agreement, assuming that any required notice had been given or lapse of time had occurred, would give the holder thereof or any other person the right to declare such obligation due and payable;

(f) the failure of the Grantor, under any agreement relating to any obligation of the Grantor for borrowed money, which obligation is payable on demand, to pay such obligation upon such demand, in accordance with the terms of such agreement;

(g) the failure of the Grantor to pay all taxes, assessments and other governmental charges as the same became due and payable;

(h) the breach or invalidity of any term of this Agreement or the Note or any document or instrument entered into by the Grantor in connection therewith (collectively, the “Loan Documents”) or the assertion by the Grantor or any other person or entity obligated hereunder or thereunder that any such term or any Loan Document is not binding on such person or entity;

(i) any sale, transfer or assignment by the Grantor of its interest in the land or building (or both) located at 50 Jackson Drive, Cranford, New Jersey 07016 (collectively, the “Property”) or any part thereof;

(j) the Grantor is made a party to or the Property or any part thereof is made the subject of any action, suit or proceeding which, in the reasonable judgment of Secured Party, could materially adversely affect the value or economic viability of the Property or the ability of the Grantor or any Person to repay timely the Indebtedness, or the filing of a federal tax lien against the Grantor or any Person who controls Grantor or against the Property or any part thereof, unless the same is paid or provided for to the satisfaction of Secured Party or discharged of record within 30 days from the date of filing thereof;

(k) any of the Loan Documents for any reason ceases to be in full force and effect or is declared to be null and void, or the validity or enforceability thereof shall be contested in writing by the Grantor, or the Grantor denies that it has any further liability under any Loan Documents; or

(l) the Secured Party shall not have or shall cease to have a valid and perfected first priority security interest in the Collateral or any other collateral purported to be covered by this Agreement.

Section 7. Secured Party’s Rights and Remedies.

(a) As long as any Event of Default shall have occurred and is continuing, the Secured Party may, at its option, whether or not any amount under the Note is due, without notice or demand on the Grantor, take the following actions with respect to the Collateral:

(i) demand, collect, and receipt for any amounts relating thereto, as the Secured Party may determine;

(ii) commence and prosecute any actions in any court for the purposes of collecting any such Collateral and enforcing any other rights in respect thereof;

(iii) defend, settle or compromise any action brought and, in connection therewith, give such discharges or releases as the Secured Party may deem appropriate;

(iv) endorse checks, notes, drafts, acceptances, money orders, or other instruments or documents evidencing payment, relating or giving rise to the Collateral on behalf of and in the name of the Grantor; and

(vi) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any such Collateral or services which has given rise thereto, as fully and completely as though the Secured Party were the absolute owner thereof for all purposes.

(b) Except as otherwise provided herein, the Secured Party shall have no duty as to the collection or protection of the Collateral or as to the preservation of any rights pertaining thereto, beyond the exercise of any reasonable care with respect to any Collateral in its possession. The Secured Party may sell, lease or otherwise dispose of the Collateral at a public or private sale, with or without having the Collateral at the place of sale, and upon such terms and in such manner as the Secured Party may determine, and the Secured Party may purchase any Collateral at any such public sale and, to the extent permitted by law, any private sale. Unless the Collateral threatens to decline rapidly in value or is of the type customarily sold on a recognized market, the Secured Party shall send to the Grantor prior written notice (which, if given not less than ten (10) days prior to any sale, shall be deemed to be reasonable) of the time and place of any public sale of the Collateral or of the time after which any private sale or other disposition thereof is to be made. The Grantor agrees that, upon any such sale, the Collateral shall be held by the purchaser free from all claims or rights of any kind and nature, including any equity of redemption or similar rights, and all such equity of redemption and similar rights are, to the extent permitted by law, hereby expressly waived and released by the Grantor. In the event any consent, approval or authorization of any governmental agency is necessary to effectuate any such sale, the Grantor shall execute all applications or other instruments as may be required.

(c) The Secured Party shall be entitled to retain and to apply the proceeds of any disposition of the Collateral, first, to its reasonable expenses of retaking, holding, protecting and maintaining, and preparing for disposition and disposing of, the Collateral, including reasonable attorneys’ fees and other legal expenses incurred by it in connection therewith; and second, to the payment of the Obligations in accordance with the Note. Any surplus remaining after such application shall be paid to the Grantor or to whoever may be legally entitled thereto, provided that in no event shall the Grantor be credited with any part of the proceeds of the disposition of the Collateral until such proceeds shall has been received in cash by the Secured Party. The Grantor shall remain liable for any deficiency.

(d) The Secured Party shall have all other rights and remedies as provided in the Note.

Section 8. Waivers. The Grantor waives presentment, demand, notice, protest, notice of acceptance of this Agreement, notice of any Notes made, credit or other extensions granted, collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description, except for such demands and notices as are expressly required to be provided to the Grantor under this Agreement or any other document. The Grantor assents to any substitution, exchange or release of Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromise or adjustment of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable, pursuant to the exercise of its rights hereunder. The Secured Party may exercise its rights with respect to the Collateral without resorting, or regard, to other collateral or sources of reimbursement. The Secured Party shall not be deemed to have waived any of its rights with respect to the Note or the Collateral unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not bar or waive the exercise of any right on any future occasion. All rights and remedies of the Secured Party in the Note or the Collateral, whether evidenced hereby or by any other instrument or papers, are cumulative and not exclusive of any remedies provided by law or any other agreement, and may be exercised separately or concurrently.

Section 9. Expenses. In the event of any default by the Grantor, the Grantor shall be liable to the Secured Party, and shall promptly reimburse it on demand, for all expenses incurred by the Secured Party as a result of such default, including reasonable fees and disbursements of counsel and all expenses of collection.

Section 10. Notices. Any notice or demand or request shall be in writing and shall be deemed to have been received and shall be effective on the day on which delivered if (a) personally delivered, (b) transmitted by telex, telecopier or telegram, or (c) mailed by certified mail or sent by courier service providing evidence of delivery (in which case such notice shall be deemed to be delivered on the date shown on any receipt or other evidence of delivery or refusal), and notices transmitted as provided in clauses (b) or (c), in the case of (i) the Secured Party, shall be addressed to the Secured Party at 50 Jackson Drive, Cranford, New Jersey 07016, or at any other address designated by the Secured Party for such purpose in a notice given to the Grantor in the manner herein provided, or (ii) the Grantor, shall be addressed to the Grantor at 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Mr. Steven Kass (telecopier: (908) 272-9492), with a copy to Carter Ledyard & Milburn LLP, 2 Wall Street, New York, New York 10005, Attention: Steven J. Glusband, (telecopier: 212-732-3232), or at any other address designated for such purpose by Grantor in a notice given to the Secured Party in the manner hereinabove provided.

Section 11. Successors and Assigns. This Agreement shall be binding upon the Grantor, their successors and assigns, and shall inure to the benefit of and be enforceable by the Secured Party and its successors and assigns.

Section 12. Modification, Governing Law and Consent to Jurisdiction. THIS AGREEMENT MAY NOT BE AMENDED OR MODIFIED EXCEPT BY A WRITING SIGNED BY THE GRANTOR AND THE SECURED PARTY. THIS AGREEMENT AND THE TERMS, COVENANTS AND CONDITIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW JERSEY (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS CONTAINED THEREIN). GRANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW JERSEY AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE OTHER NOTE DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS, PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE SECURED OBLIGATIONS, REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER.

Section 13. Section Headings. Section headings are for convenience of reference only and are not a part of this Agreement.

Section 14. JURY WAIVER. THE SECURED PARTY (BY ITS ACCEPTANCE HEREOF) AND THE GRANTOR WAIVE (A) TRIAL BY JURY IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF THIS AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS, OR THE RELATIONSHIP, BETWEEN OR AMONG ANY OF THEM, (B) RIGHTS TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED OR (C) ANY CLAIM FOR CONSEQUENTIAL DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO ANY OF THE OBLIGATIONS. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY THE SECURED PARTY AND THE GRANTOR, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NEITHER THE SECURED PARTY NOR THE GRANTOR HAS AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

Section 15. Termination. This Agreement shall terminate upon satisfaction in full of the Obligations.

IN WITNESS WHEREOF, the Grantor and the Secured Party has caused this Agreement to be duly executed as an instrument under seal as of the date first written above.

Tofutti Brands Inc.

By:	/s/ Steven Kass
Name:	Steven Kass
Title:	Chief Financial Officer

/s/ David Mintz
David Mintz